Exhibit 10.4

SPONSOR AGREEMENT

This SPONSOR AGREEMENT (the “Sponsor Agreement”), dated as of March 8, 2021, is entered into by and between Motion Acquisition LLC, a Delaware limited liability company (“Sponsor”), Motion Acquisition Corp., a Delaware corporation (“Parent”), and Ambulnz, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Sponsor Agreement, Parent, the Company, and Motion Merger Sub Corp., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”), will enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, Sponsor is the sole holder of Class B Common Stock, par value $0.0001, of the Parent (the “Parent Class B Common Stock”); and

WHEREAS, the Sponsor has agreed to waive certain of its anti-dilution and conversion rights in connection with the Merger;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

2.	Waiver. Immediately prior to, and conditioned upon, the Effective Time, Sponsor shall, automatically and without any further action by Sponsor or Parent, (a) irrevocably waive its respective rights under the anti-dilution and conversion provisions of (B)(2)(ii) of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Parent, dated October 14, 2020 (the “Parent Charter”), with respect to each of its shares of Parent Class B Common Stock held as of the date hereof and (b) agree that each of its shares of Parent Class B Common Stock held as of the date hereof shall convert to Parent Class A Common Stock on a one-to-one basis in accordance with the provisions of (B)(2)(i) of Article FOURTH of the Parent Charter. For the avoidance of doubt, the preceding sentence shall include a waiver of any anti-dilution and conversion rights of Sponsor in connection with the transactions contemplated by the Merger Agreement and any issuance of Parent Class A Common Stock in connection with those certain PIPE Financing subscription agreements entered into with certain investors and Parent simultaneously with the execution of the Merger Agreement.

3.	Sponsor Representations and Warranties. The Sponsor hereby represents and warrants as of the date hereof as follows:

(a)	The Sponsor holds all of the issued and outstanding Parent Class B Common Stock.

(b)	The Sponsor has all requisite power and authority to execute and deliver this Sponsor Agreement and to consummate the transactions contemplated hereby and to perform all of its obligations hereunder.

(c)	The execution and delivery of this Sponsor Agreement has been, and the consummation of the transactions contemplated hereby have been, duly authorized by all requisite action by the Sponsor.

(d)	This Sponsor Agreement has been duly and validly executed and delivered by the Sponsor and, assuming this Sponsor Agreement has been duly authorized, executed and delivered by the other parties hereto, this Sponsor Agreement constitutes, and upon its execution will constitute, a legal, valid and binding obligation of the Sponsor enforceable against it in accordance with its terms.

4.	Successors and Assigns. The Sponsor acknowledges and agrees that the terms of this Sponsor Agreement are binding on and shall inure to the benefit of their respective beneficiaries, heirs, legatees and other statutorily designated representatives. The Sponsor also understands that this Sponsor Agreement, once executed, is irrevocable and binding, and if the Sponsor Transfers any shares of Parent Class B Common Stock held by the Sponsor as of the date of this Agreement prior to giving effect to the waiver and conversion pursuant to Paragraph 2 above, the transferee shall execute a joinder to this Sponsor Agreement in a form reasonably acceptable to the Parent and the Company. As used herein, “Transfer” shall mean the (a) sale or assignment of, offer to sell, hypothecation, pledge, contract or agreement to sell, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b). “Transferred” or “Transferring” shall have a correlative meaning.

5.	Termination. This Sponsor Agreement shall terminate, and have no further force and effect, as of the earlier to occur of (a) Closing (after giving effect to Paragraph 2) and (b) the termination of the Merger Agreement in accordance with its terms prior to the Effective Time.

6.	Counterparts. This Sponsor Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.	Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Sponsor Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Sponsor Agreement shall be brought and enforced in the courts of the State of Delaware or the federal courts located in the State of Delaware, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

8.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 9.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Sponsor Agreement as of the date first written above.

MOTION ACQUISITION LLC

By:	/s/ James Travers
Name:	James Travers
Title:	Managing Member

MOTION ACQUISITION CORP.

By:	/s/ Michael Burdiek
Name:	Michael Burdiek
Title:	Chief Executive Officer

AMBULNZ, INC.

By:	/s/ Stan Vashovsky
Name:	Stan Vashovsky
Title:	Chief Executive Officer

[Signature Page to Sponsor Agreement]